Amounts Receivable and Prepaids (Tables)	12 Months Ended
Mar. 31, 2021
Trade and other receivables [Abstract]
Schedule of amounts receivable and prepaids [Table Text Block]
	March 31, 2021	March 31, 2020
Sales tax receivable	$3,586,643	$5,215,304
Prepaid expenses and other receivables	1,922,498	644,519
Energy tax receivable	1,443,004	3,633,410
Receivable on sale of subsidiary*	1,815,964	-
Digital assets receivable	-	255,616
Total	$8,768,109	$9,748,849

* Receivable is conditional upon ruling by the by the Swedish Tax Authority related to an ongoing value added tax process. If the ruling is favourable then the amounts will be received; otherwise the amounts will not be collectible. Management has assessed the collectibity using a probability model under a range of scenarios and this receivable reflects the results of that process.